Exhibit 77(q)(1)


                                    Exhibits

(e)(1) Third Amendment dated September 15, 2007 to the Sub-Advisory Agreement dated August 1, 2003 between ING Investments, LLC and ING Investment Management Co. - filed as an Exhibit to Post-Effective Amendment No. 38 to the Registrant's Registration Statement on Form N-1A filed on December 4, 2007 and incorporated herein by reference.